Exhibit 23.2

RONALD R. CHADWICK, P.C.

Certified Public Accountant

2851 South Parker Road, Suite 720

Aurora, Colorado 80014

Telephone (303)306-1967

Fax (303)306-1944

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

I hereby consent to the use in this Form S-8 filing by VCG Holding Corp. of my report dated January 7, 2003 relating to the financial statements of Indy of Colorado, Ltd. which appear in said filing by reference. I also consent to any reference to my firm under the heading “Experts” in said filing.

Aurora, Colorado
August 5, 2003	RONALD R. CHADWICK, P.C.

RONALD R. CHADWICK, P.C.

Certified Public Accountant

2851 South Parker Road, Suite 720

Aurora, Colorado 80014

Telephone (303)306-1967

Fax (303)306-1944

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

I hereby consent to the use in this Form S-8 filing by VCG Holding Corp. of my report dated January 7, 2003 relating to the financial statements of Platinum of Illinois, Incorporated which appear in said filing by reference. I also consent to any reference to my firm under the heading “Experts” in said filing.

Aurora, Colorado
August 5, 2003	RONALD R. CHADWICK, P.C.

RONALD R. CHADWICK, P.C.

Certified Public Accountant

2851 South Parker Road, Suite 720

Aurora, Colorado 80014

Telephone (303)306-1967

Fax (303)306-1944

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

I hereby consent to the use in this Form S-8 filing by VCG Holding Corp. of my report dated February 14, 2003 relating to the financial statements of Tennessee Restaurant Concepts II, L.P. which appear in said filing by reference. I also consent to any reference to my firm under the heading “Experts” in said filing.

Aurora, Colorado
August 5, 2003	RONALD R. CHADWICK, P.C.

RONALD R. CHADWICK, P.C.

Certified Public Accountant

2851 South Parker Road, Suite 720

Aurora, Colorado 80014

Telephone (303)306-1967

Fax (303)306-1944

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

I hereby consent to the use in this Form S-8 filing by VCG Holding Corp. of my report dated February 14, 2003 relating to the financial statements of Tennessee Restaurant Concepts, Inc. which appear in said filing by reference. I also consent to any reference to my firm under the heading “Experts” in said filing.

Aurora, Colorado
August 5, 2003	RONALD R. CHADWICK, P.C.

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